COMMONWEALTH BANK OF AUSTRALIA                                          JPMorgan
MEDALLION TRUST SERIES 2003-1G
--------------------------------------------------------------------------------

US$1,000,000,000 Class A Mortgage Backed Floating Rate Notes

                         MEDALLION TRUST SERIES 2003-1G

                          [MEDALLION TRUST SERIES LOGO]

        SECURITISATION ADVISORY SERVICES PTY LIMITED (ABN 88 064 133 946)
                                     Manager

               COMMONWEALTH BANK OF AUSTRALIA (ABN 48 123 123 124)
                          As a Seller and the Servicer

                    HOMEPATH PTY LIMITED (ABN 35 081 986 530)
                                   As a Seller

             PERPETUAL TRUSTEE COMPANY LIMITED (ABN 42 000 001 007)
        in its capacity as trustee of the Medallion Trust Series 2003-1G
                                 Issuer Trustee

--------------------------------------------------------------------------------

 The Class A notes will be collateralized by a pool of housing loans secured by properties located in Australia. The Medallion Trust Series 2003-1G will be governed by the laws of New South Wales, Australia. The Class A notes are not deposits and neither the notes nor the underlying housing loans are insured or guaranteed by any governmental agency or instrumentality. The Class A notes represent obligations of the issuer trustee in its capacity as trustee of the
   Medallion Trust Series 2003-1G only and do not represent obligations of or interests in, and are not guaranteed by, Securitisation Advisory Services Pty
Limited, Commonwealth Bank of Australia, Homepath Pty Limited, Perpetual Trustee
                      Company Limited or the underwriters.

----------------------------------------------------------------------------------------------------------------------------------
                                                        PRINCIPAL WINDOW TO    EXPECTED FINAL            EXPECTED RATINGS
                  INITIAL PRINCIPAL      WAL TO CALL         CALL (MOS)         DISTRIBUTION     ---------------------------------
                       BALANCE              (YRS)                               DATE TO CALL         MOODY'S            S&P
--------------- ----------------------- --------------- --------------------- ------------------ ------------------ --------------
Class A               US$1,000,000,000       3.00         6/2003 - 9/2010          09/2010             Aaa              AAA
----------------------------------------------------------------------------------------------------------------------------------

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE CLASS A NOTES OR DETERMINED IF THESE COMPUTATIONAL MATERIALS ARE ACCURATE OR COMPLETE. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

JPMORGAN

            COMMONWEALTH BANK OF AUSTRALIA

                        CREDIT SUISSE FIRST BOSTON

                                      DEUTSCHE BANK SECURITIES

                                                    NOMURA INTERNATIONAL

================================================================================
THE INFORMATION HEREIN IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER OF THE NOTES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND WILL BE SUPERCEDED BY THE DESCRIPTION OF THE POOL OF HOUSING LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NOTES, THE APPLICABLE PROSPECTUS AND ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SUPERCEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE POOL OF HOUSING LOANS PREVIOUSLY PROVIDED BY JPMORGAN. THESE MATERIALS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

COMMONWEALTH BANK OF AUSTRALIA                                          JPMorgan
MEDALLION TRUST SERIES 2003-1G
--------------------------------------------------------------------------------

                                 THE DISCLAIMER

Copyright 2003 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMorgan), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on collateral information provided by the Commonwealth Bank of Australia (the "Seller"). The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THE INFORMATION HEREIN IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER OF THE NOTES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.


================================================================================
THE INFORMATION HEREIN IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER OF THE NOTES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND WILL BE SUPERCEDED BY THE DESCRIPTION OF THE POOL OF HOUSING LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NOTES, THE APPLICABLE PROSPECTUS AND ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SUPERCEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE POOL OF HOUSING LOANS PREVIOUSLY PROVIDED BY JPMORGAN. THESE MATERIALS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

COMMONWEALTH BANK OF AUSTRALIA                                          JPMorgan
MEDALLION TRUST SERIES 2003-1G
--------------------------------------------------------------------------------

                                     SUMMARY

This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. This summary contains an overview of some of the concepts and other information to aid your understanding. All of the information contained in this summary is qualified by the more detailed explanations in other parts of the computational materials and is subject to revision.

                                 PARTIES TO TRANSACTION


TRUST:                              Medallion Trust Series 2003-1G

ISSUER TRUSTEE:                     Perpetual Trustee Company Limited (ABN 42 000 001 007),
                                    in its capacity as trustee of the trust

MANAGER:                            Securitisation Advisory Services Pty Limited (ABN 88 064 133 946)

US DOLLAR NOTE TRUSTEE:             The Bank of New York, New York Branch

SECURITY TRUSTEE:                   P.T. Limited (ABN 67 004 454 666)

SELLERS:                            Commonwealth Bank of Australia (ABN 48 123 123 124)
                                    Homepath Pty Limited (ABN 35 081 986 530)

SERVICER:                           Commonwealth Bank of Australia

PRINCIPAL PAYING AGENT:             The Bank of New York, New York Branch

AGENT BANK:                         The Bank of New York, New York Branch

US DOLLAR NOTE REGISTRAR:           The Bank of New York, New York Branch

INCOME UNITHOLDER:                  Commonwealth Bank of Australia

CLASS A CAPITAL UNITHOLDER:         CU Securitisation Services Pty Limited

CLASS B CAPITAL UNITHOLDER:         Commonwealth Bank of Australia

UNDERWRITERS:                       J.P. Morgan Securities Inc.
                                    Commonwealth Bank of Australia
                                    Credit Suisse First Boston Corporation
                                    Deutsche Bank Securities Inc.
                                    Nomura International plc

LIQUIDITY FACILITY PROVIDER:        Commonwealth Bank of Australia

STANDBY REDRAW FACILITY PROVIDER:   Commonwealth Bank of Australia

MORTGAGE INSURERS:                  GE Mortgage Insurance Pty Ltd (ABN 61 071 466 344)
                                    PMI Mortgage Insurance Ltd (ABN 70 000 511 071)
                                    GE Capital Mortgage Insurance Corporation (Australia) Pty Ltd
                                    (ABN 52 081 488 440)

FIXED RATE SWAP PROVIDER:           Commonwealth Bank of Australia

BASIS SWAP PROVIDER:                Commonwealth Bank of Australia

CURRENCY SWAP PROVIDER:             Commonwealth Bank of Australia

RATING AGENCIES:                    Moody's Investors Service, Inc.
                                    Standard & Poor's (Australia) Pty. Ltd.


================================================================================
THE INFORMATION HEREIN IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER OF THE NOTES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND WILL BE SUPERCEDED BY THE DESCRIPTION OF THE POOL OF HOUSING LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NOTES, THE APPLICABLE PROSPECTUS AND ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SUPERCEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE POOL OF HOUSING LOANS PREVIOUSLY PROVIDED BY JPMORGAN. THESE MATERIALS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

COMMONWEALTH BANK OF AUSTRALIA                                          JPMorgan
MEDALLION TRUST SERIES 2003-1G
--------------------------------------------------------------------------------


                               STRUCTURAL DIAGRAM


                                 -------------                 -------------------
                                     SELLER                          SELLER
                                    Homepath                      Commonwealth                             -------------------------
                                  Pty Limited                   Bank of Australia                             SECURITY TRUSTEE
                                 -------------                 -------------------          ------------        P.T. Limited
                                      |                                |                    |              -------------------------
------------------------              ----------------------------------          Floating charge over
      MANAGER                                            |                        the assets of the trust  -------------------------
Securitisation Advisory ------------- Payments from the  | Equitable assignment    |                          MORTGAGE INSURERS
 Services Pty Limited                    housing loans   | of housing loans     ---|                       GE Mortgage Insurance Pty
------------------------                                 |                        Payments from                      Ltd
                                      ----------------------------------            mortgage                PMI Mortgage Insurance
------------------------                       ISSUER TRUSTEE               ---------------------------            Limited
      SERVICER                         Perpetual Trustee Company Limited          insurance policies          GE Capital Mortgage
  Commonwealth Bank     -------------                                      ----------------------|           Insurance Corporation
    of Australia                       - - - - - - - - - - - - - - - - -   -------------------|  |            (Australia) Pty Ltd
------------------------      |------   Medallion Trust Series 2003-1G     -----------------| |  |         -------------------------
                              | |----  - - - - - - - - - - - - - - - - -   ---------------| | |  |         -------------------------
------------------------      | | |--  -----------------------------------                | | |  |             INCOME UNITHOLDER
   STANDBY REDRAW             | | |      |                          |                     | | |  ---------     Commonwealth Bank
 FACILITY PROVIDER            | | |      |                          -------------------|  | | |                   of Australia
  Commonwealth Bank     ------- | |      |                                             |  | | |            -------------------------
    of Australia                | |      |              A$ payments on the             |  | | |            -------------------------
------------------------        | |      |                 Class A notes               |  | | |                  CLASS B CAPITAL
                                | |      |                     |                       |  | |  ------------         UNITHOLDER
------------------------        | |      |                     |                       |  | |                 Commonwealth Bank of
 LIQUIDITY FACILITY             | |      |                     |                       |  | |                        Australia
     PROVIDER           --------  |      |                     |                       |  | |               ------------------------
  Commonwealth Bank               |      |            ----------------------           |  | |               ------------------------
    of Australia                  |      |                                             |  | |                    CLASS A CAPITAL
------------------------  --------       |               CURRENCY SWAP                 |  | ---------------        UNITHOLDER
                         |               |                  PROVIDER                   |  |                     CU Securitisation
  ------------------------  ------------------                                         |  |                   Services Pty Limited
       FIXED RATE SWAP          BASIS SWAP            Commonwealth Bank of             | Payments on the    ------------------------
          PROVIDER               PROVIDER                  Australia                   | Class B notes
      Commonwealth Bank        Commonwealth                                            |  |                 ------------------------
        of Australia         Bank of Australia       ----------------------            |  |
  ------------------------  -------------------                |                       |   ----------------    CLASS B noteholers
                                                     ----------------------            |
                                                       PRINCIPAL PAYING                |                    ------------------------
                                                            AGENT                      |
                                                     The Bank of New York,             |
                                                        New York Branch                |
                                                     ----------------------            |
                                                               |                       |
                                                     ----------------------            ---------------
                                                         THE DEPOSITORY
                                                         TRUST COMPANY      --------    Class A notes
                                                        CLEARING SYSTEM
                                                     ----------------------            ---------------
                                                               |
                                                     ----------------------        -----------------------
                                                                                       US DOLLAR NOTE
                                                        CLASS A investors               TRUSTEE AND
                                                                                         REGISTRAR
                                                     ----------------------         The Bank of New York,
                                                                                       New York Branch
                                                                                   -----------------------


================================================================================
THE INFORMATION HEREIN IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER OF THE NOTES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND WILL BE SUPERCEDED BY THE DESCRIPTION OF THE POOL OF HOUSING LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NOTES, THE APPLICABLE PROSPECTUS AND ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SUPERCEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE POOL OF HOUSING LOANS PREVIOUSLY PROVIDED BY JPMORGAN. THESE MATERIALS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

COMMONWEALTH BANK OF AUSTRALIA                                          JPMorgan
MEDALLION TRUST SERIES 2003-1G
--------------------------------------------------------------------------------

                              SUMMARY OF THE NOTES

In addition to the Class A notes, the issuer trustee will also issue Class B notes collateralized by the same pool of housing loans. The issuer trustee may in certain circumstances also issue redraw bonds collateralized by the same pool of housing loans. The Class B notes and the redraw bonds have not been, and will not be, registered in the United States, and will not be offered by the prospectus. Unless otherwise specified, the term "notes" will mean the Class A notes and the Class B notes when used in the computational materials.

 ---------------------------------------------------------------------------------------------------------------------------
                                                                      CLASS A                           CLASS B
 ===========================================================================================================================
   Initial Principal Balance...........                           US$1,000,000,000                   A$25,000,000
 ---------------------------------------------------------------------------------------------------------------------------
   % of Total..........................                                98.56%                            1.44%
 ---------------------------------------------------------------------------------------------------------------------------
   Anticipated Ratings:
   Moody's Investors Service Inc.......                                 Aaa                            Not rated
   Standard & Poor's (Australia) Pty. Ltd..........                     AAA                                AA
 ---------------------------------------------------------------------------------------------------------------------------
   Interest rate up to but excluding the first               three-month LIBOR plus [ ]%       three-month Australian Bank
   distribution date following the distribution date on                                            Bill Rate plus [ ]%
   which an optional redemption can first occur..........
 ---------------------------------------------------------------------------------------------------------------------------
   Interest rate with respect to each distribution date      three-month LIBOR plus [ ]%               As above
   after the first distribution date on which an
   optional redemption can occur; provided that if the
   issuer trustee (i) proposes to redeem the notes and
   redraw bonds for an amount equal to the outstanding
   principal balance of the notes and redraw bonds as
   reduced by losses, plus accrued interest on the
   outstanding principal balance of the notes and the
   redraw bonds, and (ii) fails to obtain the approval
   of noteholders and redraw bondholders owning at
   least 75% of the aggregate outstanding principal
   balance of notes and redraw bonds owned by
   noteholders and redraw bondholders present at a
   meeting of voting secured creditors, then the
   interest rate with respect to each subsequent date
   will be the rate specified in the line
   above.................................................
 ---------------------------------------------------------------------------------------------------------------------------
   Interest Accrual Method.............                              Actual/360                   Actual/365 (fixed)
 ---------------------------------------------------------------------------------------------------------------------------
   Distribution Dates..................                  21st day or, if the 21st day is not a Business Day, then the next
                                                            Business Day, of each March, June, September, and December, beginning on June 21, 2003.
 ----------------------------------------------------------------------------------------------------------------------------
   Clearance/Settlement................                      DTC/Euroclear/Clearstream,        Offered in Australia only
                                                                     Luxembourg
 ----------------------------------------------------------------------------------------------------------------------------
   Cut-off Date........................                               Commencement of business March 6, 2003
 ----------------------------------------------------------------------------------------------------------------------------
   Closing Date........................                                     On or about March 21, 2003
 ----------------------------------------------------------------------------------------------------------------------------
   Final Maturity Date.................                            The distribution date falling in December 2033
 ----------------------------------------------------------------------------------------------------------------------------

================================================================================
THE INFORMATION HEREIN IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER OF THE NOTES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND WILL BE SUPERCEDED BY THE DESCRIPTION OF THE POOL OF HOUSING LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NOTES, THE APPLICABLE PROSPECTUS AND ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SUPERCEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE POOL OF HOUSING LOANS PREVIOUSLY PROVIDED BY JPMORGAN. THESE MATERIALS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

COMMONWEALTH BANK OF AUSTRALIA                                          JPMorgan
MEDALLION TRUST SERIES 2003-1G
--------------------------------------------------------------------------------

------------------------ -------------------------------------------------------
STRUCTURAL OVERVIEW:     Commonwealth Bank of Australia established the
                         Medallion Programme pursuant to a master trust deed dated 8 October 1997 between Securitisation Advisory
                         Services Pty. Limited as manager and Perpetual Trustee
                         Company Limited as issuer trustee, as amended from time to time. The master trust deed provides the general terms and structure for securitization under the program. A series supplement between the issuer trustee, the manager, Commonwealth Bank of Australia as the servicer and a seller, and Homepath Pty Limited as a seller, sets out the specific details of the Medallion Trust Series 2003-1G, which may vary from the terms set forth in the master trust deed. Each securitization under the Medallion Programme is a separate transaction with a separate trust. The assets of the Medallion Trust Series 2003-1G will not be available to pay the obligations of any other trust, and the assets of other trusts will not be available to pay the obligations of the Medallion Trust Series
                         2003-1G.

                         The Medallion Trust Series 2003-1G involves the securitization of housing loans originated by Commonwealth Bank of Australia and Homepath Pty Limited and secured by mortgages on residential property located in Australia. Each of Commonwealth Bank of Australia and Homepath Pty Limited will equitably assign housing loans to the trust, which will in turn issue the Class A notes and the Class B notes, to fund the acquisition of the housing loans.

                         Perpetual Trustee Company Limited, as issuer trustee, will grant a floating charge over all of the assets of the trust under the security trust deed in favor of P.T. Limited, as security trustee, to secure the trust's payment obligations on the notes and the redraw bonds and to its other creditors. The floating charge is a first ranking charge over the assets of the trust subject only to a prior interest in favor of the issuer trustee to secure payment of certain expenses of the trust. A floating charge is a security interest on a class of assets, but does not attach to specific assets unless or until it crystallizes, which means it becomes a fixed charge. The charge will crystallize if an event of default occurs under the security trust deed (but in some cases will crystallize only over the assets affected by the event of default). While the charge is a floating charge, the issuer trustee may deal with the assets of the trust in accordance with the transaction documents and, if it acts contrary to its duties, may be able to deal with the assets of the trust in such a way as to prejudice the security trustee's interest in the assets in breach of the transaction documents. Once the floating charge crystallizes, the issuer trustee will no longer be able to dispose of or create interests in the assets of the trust except in accordance with the transaction documents.

                         Payments of interest and principal on the notes and the redraw bonds will come only from the housing loans and other assets of the trust. The assets of the parties to the transaction are not available to meet the payments of interest and principal on the notes and the redraw bonds. If there are losses on the housing loans, the trust may not have sufficient assets to repay the notes and the redraw bonds.
------------------------ -------------------------------------------------------


================================================================================
THE INFORMATION HEREIN IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER OF THE NOTES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND WILL BE SUPERCEDED BY THE DESCRIPTION OF THE POOL OF HOUSING LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NOTES, THE APPLICABLE PROSPECTUS AND ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SUPERCEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE POOL OF HOUSING LOANS PREVIOUSLY PROVIDED BY JPMORGAN. THESE MATERIALS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

COMMONWEALTH BANK OF AUSTRALIA                                          JPMorgan
MEDALLION TRUST SERIES 2003-1G
--------------------------------------------------------------------------------

------------------------ -------------------------------------------------------
CREDIT ENHANCEMENTS:     Payments of interest and principal on the notes and the
                         redraw bonds will be supported by the following forms of credit enhancement:


                         Subordination and Allocation of Losses

                         The Class B notes will always be subordinated to the Class A notes in their right to receive interest payments. Prior to the occurrence of an event of default and enforcement of the charge under the security trust deed, the Class B notes will be subordinated to the Class A notes in their right to receive principal payments in certain circumstances. Following the occurrence of an event of default and enforcement of the charge under the security trust deed, the Class B notes will be fully subordinated to the Class A notes in their right to receive principal payments.

                         The Class B notes will bear all losses on the housing loans before the Class A notes. The support provided by the Class B notes is intended to enhance the likelihood that the Class A notes will receive expected payments of interest and principal. The following chart describes the initial support provided by the Class B notes:

                         Class     Credit Support    Initial Support Percentage
                         -----     --------------    --------------------------
                         A         Class B Notes               1.44%

                         The initial support percentage in the preceding table is the initial balance of the Class B notes, as a percentage of the aggregate invested amount of the notes to be issued on the closing date.


                         Mortgage Insurance Policies

                         Individual mortgage insurance policies issued by GE Mortgage Insurance Pty Ltd (rated Aa1/AAA/AAA) and GE Capital Mortgage Insurance Corporation (Australia) Pty Ltd (rated Aa2/AA/AA) will provide coverage for all principal due on certain of the housing loans which are generally those which had a loan to value ratio greater than 80% at the time of origination.

                         A master mortgage insurance policy issued by PMI Mortgage Insurance Ltd (rated Aa3/AA/AA) will provide full coverage for all principal due on the balance of the housing loans.


                         Excess Available Income

                         Any interest collections on the housing loans and other income of the trust remaining after payments of interest on the notes and the redraw bonds and the trust's expenses will be available to cover any losses on the housing loans that are not covered by the mortgage insurance policies.
------------------------ -------------------------------------------------------


================================================================================
THE INFORMATION HEREIN IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER OF THE NOTES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND WILL BE SUPERCEDED BY THE DESCRIPTION OF THE POOL OF HOUSING LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NOTES, THE APPLICABLE PROSPECTUS AND ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SUPERCEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE POOL OF HOUSING LOANS PREVIOUSLY PROVIDED BY JPMORGAN. THESE MATERIALS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

COMMONWEALTH BANK OF AUSTRALIA                                          JPMorgan
MEDALLION TRUST SERIES 2003-1G
--------------------------------------------------------------------------------

------------------------------ -------------------------------------------------
LIQUIDITY ENHANCEMENTS:        Payments of interest on the notes and redraw
                               bonds will be supported by the following forms of liquidity enhancement.


                               Liquidity Facility

                               To cover possible liquidity shortfalls in the payments of interest on the notes and redraw bonds and other expenses of the trust, the issuer trustee will, in certain circumstances, be able to borrow funds under a A$18.0MM liquidity facility to be provided by Commonwealth Bank of Australia.


                               Principal Draws

                               To cover possible liquidity shortfalls in the payments of interest on the notes and redraw bonds and the other expenses of the trust, where the liquidity facility has been fully utilized, the manager will direct the issuer trustee to allocate available principal collections on the housing loans and other principal receipts of the trust towards meeting the shortfall.
------------------------------ -------------------------------------------------

REDRAWS AND FURTHER ADVANCES:  Under the terms of each variable rate housing loan, a borrower may, subject to certain conditions, redraw previously prepaid principal. A borrower may redraw an amount equal to the difference between the scheduled principal balance, being its principal balance if no amount had been prepaid, of his or her loan and the current principal balance of the loan. Commonwealth Bank of Australia or Homepath Pty Limited may also agree to make further advances to a borrower in excess of the scheduled principal balance of his or her loan. Commonwealth Bank of Australia or Homepath Pty Limited, as appropriate, will be reimbursed for any redraws, and for any further advances which exceed the scheduled principal balance of a housing loan by no more than one scheduled monthly installment on the housing loan, that it advances to borrowers from principal collections on the housing loans. Thus, the trust will have less funds available to pay principal to the notes on the next distribution date, but will have a corresponding greater amount of assets with which to make future payments.

                               In certain circumstances, the issuer trustee may issue redraw bonds to fund redraws and further advances. If issued, redraw bonds will, prior to the occurrence of an event of default and enforcement of the charge under the security trust deed, rank equally with the Class A notes in their right to receive interest payments and will rank in priority to the Class A notes in their right to receive principal payments. Any losses allocated to the Class A notes and the redraw bonds will be allocated rateably between the Class A notes and the redraw bonds. Following the occurrence of an event of default and enforcement of the charge under the security trust deed, redraw bonds will rank equally with the Class A notes in their right to receive both interest and principal payments.

                               Where Commonwealth Bank of Australia or Homepath Pty Limited makes further advances which exceed the scheduled principal balance of a housing loan by more than one scheduled monthly installment, then Commonwealth Bank of Australia or Homepath Pty Limited will repurchase the loan from the pool.
------------------------------ -------------------------------------------------


================================================================================
THE INFORMATION HEREIN IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER OF THE NOTES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND WILL BE SUPERCEDED BY THE DESCRIPTION OF THE POOL OF HOUSING LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT

RELATING TO THE NOTES, THE APPLICABLE PROSPECTUS AND ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SUPERCEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE POOL OF HOUSING LOANS PREVIOUSLY PROVIDED BY JPMORGAN. THESE MATERIALS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

COMMONWEALTH BANK OF AUSTRALIA                                          JPMorgan
MEDALLION TRUST SERIES 2003-1G
--------------------------------------------------------------------------------

---------------------- ---------------------------------------------------------

HEDGING ARRANGEMENTS:  To hedge its interest rate and currency exposures, the issuer trustee will enter into the following hedge arrangements:

                       o a basis swap to hedge the basis risk between the interest rate on the housing loans which accrue interest at a discretionary variable rate of interest and the floating rate obligations of the trust, including the issuer trustee's payment obligations under the currency swap;

                       o a fixed rate swap to hedge the basis risk between the interest rate on the housing loans which accrue interest at a fixed rate of interest and the floating rate obligations of the trust, including the issuer trustee's payment obligations under the currency swap; and

                       o a currency swap to hedge the currency risk and the basis risk between the collections on the housing loans and the amounts received by the issuer trustee under the basis swap and the fixed rate swap, which are denominated in Australian dollars and, in the case of the basis swap and fixed rate swap, calculated by reference to the relevant Australian bank bill rate, and the obligation of the trust to pay interest and principal on the Class A notes, which are denominated in U.S. dollars and, in the case of interest, calculated by reference to quarterly LIBOR.

---------------------- ---------------------------------------------------------
OPTIONAL REDEMPTION:   The issuer trustee will, if the manager directs it to do
                       so, redeem all of the notes and redraw bonds on any distribution date falling on or after the date when the current total outstanding principal balance of the housing loans is less than 10% of the total outstanding principal balance of the housing loans as of March 6, 2003. If the issuer trustee redeems the Class A notes pursuant to the prior sentence, the Class A noteholders will receive a payment equal to the outstanding principal balance of the Class A notes plus any interest accrued on the outstanding principal balance of the Class A notes, unless noteholders and redraw bondholders owning at least
                       75% of the aggregate outstanding principal balance of notes and redraw bonds owned by noteholders and redraw bondholders present at a meeting of voting secured creditors consent to receiving the outstanding principal balance of the notes and redraw bonds, as reduced by losses allocated against the notes and redraw bonds, plus accrued interest on the outstanding principal balance of the notes and redraw bonds.

                       The interest rate on the Class A notes with respect to each distribution date after the first distribution date on which an optional redemption can occur will be LIBOR plus [___]%. If the issuer trustee is unable to obtain the approval of noteholders and redraw bondholders owning at least 75% of the aggregate outstanding principal balance of notes and redraw bonds owned by noteholders and redraw bondholders present at a meeting of voting secured creditors to redeem the notes and redraw bonds for an amount equal to the outstanding principal balance as reduced by the amount of losses, if any, allocated to the notes and redraw bonds, then the interest rate on the Class A note will remain at, or return to, as applicable, three-month LIBOR plus [___]%.
---------------------- ---------------------------------------------------------


================================================================================
THE INFORMATION HEREIN IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER OF THE NOTES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND WILL BE SUPERCEDED BY THE DESCRIPTION OF THE POOL OF HOUSING LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NOTES, THE APPLICABLE PROSPECTUS AND ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SUPERCEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE POOL OF HOUSING LOANS PREVIOUSLY PROVIDED BY JPMORGAN. THESE MATERIALS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

COMMONWEALTH BANK OF AUSTRALIA                                          JPMorgan
MEDALLION TRUST SERIES 2003-1G
--------------------------------------------------------------------------------

---------------------- ---------------------------------------------------------
WITHHOLDING TAX:       Payments of principal and interest on the Class A notes
                       will be reduced by any applicable withholding taxes. The issuer trustee is not obliged to pay any additional amounts to the Class A noteholders to cover any withholding taxes. Under present Australian law, the Class A notes will not be subject to Australian withholding tax if they are issued in accordance with certain prescribed conditions. The issuer trustee will seek to issue the Class A notes in a manner which will satisfy the conditions for an exemption from Australian withholding tax. One of these conditions is that the issuer trustee must not know or have reasonable grounds to suspect that a Class A note, or an interest in a Class
                       A note, was being, or would later be, acquired directly or indirectly by associates of the issuer trustee or Commonwealth Bank of Australia. Accordingly, persons who are associates of the issuer trustee or Commonwealth Bank of Australia, for the purposes of the Australian Income
                       Tax Assessment Act 1936, should not acquire Class A notes.

                       If, by virtue of a change in law:

                       o the issuer trustee will be required to withhold or deduct amounts from payment of principal or interest to any class of noteholders or redraw bondholders due to taxes, duties, assessments or governmental charges; or

                       o the issuer trustee ceases to receive the total amount of interest payable by borrowers on the housing loans due to taxes, duties, assessments or other governmental charges,

                       the manager may, at its sole option, direct the issuer trustee to redeem all of the notes and redraw bonds. If the issuer trustee redeems the Class A notes, the Class A noteholders will receive a payment equal to the outstanding principal balance of the Class A notes plus accrued interest on the outstanding principal balance of the Class A notes, unless noteholders and redraw bondholders owning 75% of the aggregate outstanding principal balance of the notes and redraw bonds consent to receiving the outstanding principal balance of the notes and redraw bonds, as reduced by losses allocated against the notes and redraw bonds, plus accrued interest on the outstanding principal balance of the notes and redraw bonds. However, if the withholding or deduction relates only to the Class A notes, Class A noteholders owning 75% of the aggregate outstanding principal balance of the Class A notes may direct the issuer trustee not to redeem the notes and redraw bonds.

                       If a Class A noteholder is an Australian resident
                       withholding tax of 48.5% must be deducted, unless the
                       Class A noteholder supplies the issuer trustee with their
                       Australian Business Number or Tax File Number.
---------------------- ---------------------------------------------------------
U.S. TAX STATUS:       In the opinion of Mayer, Brown, Rowe, & Maw special tax
                       counsel for the manager, the Class A notes will be
                       characterized as debt for U.S. federal income tax
                       purposes. Each Class A noteholder, by acceptance of a
                       Class A note, agrees to treat the notes as indebtedness.
---------------------- ---------------------------------------------------------


================================================================================
THE INFORMATION HEREIN IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER OF THE NOTES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND WILL BE SUPERCEDED BY THE DESCRIPTION OF THE POOL OF HOUSING LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NOTES, THE APPLICABLE PROSPECTUS AND ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SUPERCEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE POOL OF HOUSING LOANS PREVIOUSLY PROVIDED BY JPMORGAN. THESE MATERIALS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

COMMONWEALTH BANK OF AUSTRALIA                                          JPMorgan
MEDALLION TRUST SERIES 2003-1G
--------------------------------------------------------------------------------

------------------------- ------------------------------------------------------
LEGAL INVESTMENT:         The Class A notes will not constitute
                          "mortgage-related securities" for the purposes of the
                          Secondary Mortgage Market Enhancement Act of 1984
                          under United States federal law. No representation is
                          made as to whether the notes constitute legal
                          investments under any applicable statute, law, rule,
                          regulation or order for any entity whose investment
                          activities are subject to investment laws and
                          regulations or to review by regulatory authorities.
                          You are urged to consult your own legal advisors
                          concerning the status of the Class A notes as legal
                          investments for you.
------------------------- ------------------------------------------------------
ERISA CONSIDERATIONS:     In general, the Class A notes will be eligible for
                          purchase by retirement plans subject to the Employee
                          Retirement Income Security Act of 1974, as amended
                          ("ERISA") or Section 4975 of the U.S. Internal Revenue
                          Code of 1986, as amended (the "Code"). Investors
                          should consult their counsel with respect to the
                          consequences under ERISA and the Code of the plan's
                          acquisition and ownership of the Class A notes.
------------------------- ------------------------------------------------------
BOOK ENTRY REGISTRATION:  The Class A notes will be initially issued in book-entry form only. Persons acquiring beneficial
                          ownership of interests in the Class A notes will hold
                          their interests through the Depository Trust Company
                          in the United States or Clearstream, Luxembourg or
                          Euroclear outside of the United States. Transfers
                          within the Depository Trust Company, Clearstream,
                          Luxembourg or Euroclear will be in accordance with the
                          usual rules and operating procedures of the relevant
                          system. Crossmarket transfers between persons holding
                          directly or indirectly through the Depository Trust
                          Company, on the one hand, and persons holding directly
                          or indirectly through Clearstream, Luxembourg or
                          Euroclear, on the other hand, will take place in the
                          Depository Trust Company through the relevant
                          depositories of Clearstream, Luxembourg or Euroclear.
------------------------- ------------------------------------------------------





================================================================================
THE INFORMATION HEREIN IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER OF THE NOTES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND WILL BE SUPERCEDED BY THE DESCRIPTION OF THE POOL OF HOUSING LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NOTES, THE APPLICABLE PROSPECTUS AND ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SUPERCEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE POOL OF HOUSING LOANS PREVIOUSLY PROVIDED BY JPMORGAN. THESE MATERIALS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

COMMONWEALTH BANK OF AUSTRALIA                                          JPMorgan
MEDALLION TRUST SERIES 2003-1G
--------------------------------------------------------------------------------

------------------------- ------------------------------------------------------
COLLECTIONS:              The issuer trustee will receive for each collection
                          period amounts, which are known as collections, which include:

                          o payments of interest, principal, fees and other amounts under the housing loans, excluding any insurance premiums and related charges payable to Commonwealth Bank of Australia or Homepath Pty Limited;

                          o proceeds from the enforcement of the housing loans and mortgages and other securities relating to those housing loans;

                          o  amounts received under mortgage insurance policies;

                          o amounts received from Commonwealth Bank of Australia, either as a seller or the servicer, or Homepath Pty Limited, for breaches of representations or undertakings; and

                          o interest on amounts in the collections account, other than certain excluded amounts, and income received on authorized short-term investments of the trust.

                          Collections will be allocated between income and principal. Collections attributable to interest, plus some other amounts, are known as the available income amount. The collections attributable to principal, plus some other amounts, are known as the available principal amount.

                          The available income amount is used to pay certain
                          fees and expenses of the trust and interest on the
                          notes and redraw bonds. The available principal amount
                          is used to pay, among other things, principal on the
                          notes and redraw bonds. If there is an excess of
                          available income amount after the quarterly payment of
                          such fees, expenses and interest on the notes, redraw
                          bonds and the standby redraw facility, the excess
                          income will be used to first reimburse any principal
                          draws, second to reduce rateably any principal
                          charge-offs on the Class A notes, the redraw bonds and
                          the standby redraw facility, and lastly to reduce any
                          principal charge offs on the Class B Notes. Any
                          remaining excess will be distributed to the income
                          unitholder.
------------------------- ------------------------------------------------------
INTEREST ON THE NOTES
AND REDRAW BONDS:         Interest on the notes and redraw bonds is payable in
                          arrears on each distribution date.

                          On each distribution date, the amount available to pay interest on the Class A notes and redraw bonds will be allocated rateably between the currency swap provider and the redraw bonds.

                          On each distribution date the Class A interest amount will be payable by the issuer trustee to the currency swap provider which in turn will pay to the principal paying agent the interest to be paid on the Class A notes.

                          Interest will be paid on the Class B notes only if there are sufficient funds available to make payments of interest on the Class A notes and the redraw bonds. Interest on each class of notes and the redraw bonds is calculated for each accrual period as follows:


                          o  at the note's or redraw bond's interest rate;

                          o on the outstanding principal balance of that note or redraw bond at the beginning of that accrual period; and

                          o on the basis of the actual number of days in the relevant accrual period and a year of 360 days for the Class A notes or a year of 365 days for the Class B notes and the redraw bonds.
------------------------- ------------------------------------------------------


================================================================================
THE INFORMATION HEREIN IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER OF THE NOTES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND WILL BE SUPERCEDED BY THE DESCRIPTION OF THE POOL OF HOUSING LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NOTES, THE APPLICABLE PROSPECTUS AND ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SUPERCEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE POOL OF HOUSING LOANS PREVIOUSLY PROVIDED BY JPMORGAN. THESE MATERIALS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

COMMONWEALTH BANK OF AUSTRALIA                                          JPMorgan
MEDALLION TRUST SERIES 2003-1G
--------------------------------------------------------------------------------

------------------------- ------------------------------------------------------
PRINCIPAL ON THE NOTES
AND REDRAW BONDS:         Principal on the notes and redraw bonds will be
                          payable on each distribution date.

                          The amount available to be paid in respect of principal on the notes and redraw bonds will be paid first to redraw bondholders with priority given to redraw bonds with earlier issue dates until the outstanding principal balance of the redraw bonds, as reduced by losses allocated against the redraw bonds, is reduced to zero. After payments in respect of the redraw bonds, the available principal up to a specified maximum amount will be allocated to the Class A notes until the outstanding principal of the Class A notes, as reduced by losses allocated against the Class A notes, is reduced to zero.

                          On each distribution date the principal amount available and so allocated to the Class A notes will be paid by the issuer trustee to the currency swap provider which in turn will pay to the principal paying agent the amount of principal to be repaid on the Class A notes.

                          The specified maximum amount to be applied to make repayments of principal on the notes will vary in accordance with the stepdown conditions, with the result that, in some circumstances, the Class B notes will receive principal rateably with the Class A notes.

                          The balance of the available amount of principal will be paid on a distribution date to Class B noteholders in respect of principal on the Class B notes until the outstanding principal balance of the Class B notes, as reduced by losses allocated against the Class B notes, is reduced to zero.

                          On each distribution date, the outstanding principal balance of each note and redraw bond will be reduced by the amount of the principal payment made on that date on that note or redraw bond. The outstanding principal balance of each note and redraw bond will also be reduced by the amount of principal losses on the housing loans allocated to that note or redraw bond.

                          If the security trust deed is enforced after an event
                          of default, the proceeds from the enforcement will be
                          distributed to the Class A notes, converted to US$ in
                          accordance with the exchange rate specified in the
                          security trust deed, and redraw bonds and prior to any
                          distributions to the Class B notes.
------------------------- ------------------------------------------------------
ALLOCATIONS OF
CASH FLOWS:               On each distribution date, the issuer trustee will
                          allocate interest and principal to each noteholder and redraw bondholder to the extent of the available income amount and available principal amount on that distribution date available to be applied for these purposes.

                          The charts on the succeeding pages summarize the flow of payments.
------------------------- ------------------------------------------------------


================================================================================
THE INFORMATION HEREIN IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER OF THE NOTES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND WILL BE SUPERCEDED BY THE DESCRIPTION OF THE POOL OF HOUSING LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NOTES, THE APPLICABLE PROSPECTUS AND ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SUPERCEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE POOL OF HOUSING LOANS PREVIOUSLY PROVIDED BY JPMORGAN. THESE MATERIALS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

COMMONWEALTH BANK OF AUSTRALIA                                          JPMorgan
MEDALLION TRUST SERIES 2003-1G
--------------------------------------------------------------------------------

         DETERMINATION OF AVAILABLE INCOME AMOUNT ON A DISTRIBUTION DATE

--------------------------------------------------------------------------------
  FINANCE CHARGE COLLECTIONS
  Amounts received by the issuer trustee during the preceding collection period under the housing loans in respect of interest, fees and certain other charges.
--------------------------------------------------------------------------------
                                        +
--------------------------------------------------------------------------------
  MORTGAGE INSURANCE INTEREST PROCEEDS
  Amounts received pursuant to a mortgage insurance policy which the manager determines should be accounted for in respect of a finance charge loss.
--------------------------------------------------------------------------------
                                        +
--------------------------------------------------------------------------------
  OTHER INCOME
  Certain other amounts received by the issuer trustee during the preceding collection period and certain other receipts in the nature of income (as determined by the manager) received by the preceding determination date.
--------------------------------------------------------------------------------
                                        +
--------------------------------------------------------------------------------
  LIQUIDITY FACILITY ADVANCE
  Any advance to be made under the liquidity facility on that distribution date.
--------------------------------------------------------------------------------
                                        +
--------------------------------------------------------------------------------
  PRINCIPAL DRAW
  Any amount of the Available Principal Amount to be allocated to the
  Available Income Amount as a principal draw on that distribution date.
--------------------------------------------------------------------------------
                                        +
--------------------------------------------------------------------------------
  OTHER AMOUNTS UNDER SUPPORT FACILITIES
  Other amounts received from a Support Facility provider which the manager determines should be included in the available income amount.
--------------------------------------------------------------------------------
                                        =
--------------------------------------------------------------------------------
                            AVAILABLE INCOME AMOUNT
--------------------------------------------------------------------------------



================================================================================
THE INFORMATION HEREIN IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER OF THE NOTES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND WILL BE SUPERCEDED BY THE DESCRIPTION OF THE POOL OF HOUSING LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NOTES, THE APPLICABLE PROSPECTUS AND ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SUPERCEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE POOL OF HOUSING LOANS PREVIOUSLY PROVIDED BY JPMORGAN. THESE MATERIALS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

COMMONWEALTH BANK OF AUSTRALIA                                          JPMorgan
MEDALLION TRUST SERIES 2003-1G
--------------------------------------------------------------------------------

         DISTRIBUTION OF AVAILABLE INCOME AMOUNT ON A DISTRIBUTION DATE

--------------------------------------------------------------------------------
     On the first distribution date, pay the Accrued Interest Adjustment to Commonwealth Bank of Australia and Homepath Pty Limited.
--------------------------------------------------------------------------------
                                       |
                                       v
--------------------------------------------------------------------------------
     Pay or make provision for taxes of the trust, if any.
--------------------------------------------------------------------------------
                                       |
                                       v
--------------------------------------------------------------------------------
     Pay to the issuer trustee its quarterly fee.
--------------------------------------------------------------------------------
                                       |
                                       v
--------------------------------------------------------------------------------
     Pay to the security trustee its quarterly fee, if any.
--------------------------------------------------------------------------------
                                       |
                                       v
--------------------------------------------------------------------------------
     Pay to the manager its quarterly management fee.
--------------------------------------------------------------------------------
                                       |
                                       v
--------------------------------------------------------------------------------
     Pay to the servicer its quarterly fee.
--------------------------------------------------------------------------------
                                       |
                                       v
--------------------------------------------------------------------------------
     Pay to the liquidity facility provider the quarterly commitment fee in relation to the liquidity facility.
--------------------------------------------------------------------------------
                                       |
                                       v
--------------------------------------------------------------------------------
     Pay rateably to the Support Facility providers amounts due under Support Facilities except those described above or below. These may include interest due on the liquidity facility and payments due under the basis swap and fixed rate swap.
--------------------------------------------------------------------------------
                                       |
                                       v
--------------------------------------------------------------------------------
     Pay or make provision for all expenses of the trust except those described above or below.
--------------------------------------------------------------------------------
                                       |
                                       v
--------------------------------------------------------------------------------
     Pay to the standby redraw facility provider the quarterly commitment fee in relation to the standby redraw facility.
--------------------------------------------------------------------------------
                                       |
                                       v
--------------------------------------------------------------------------------
     Repay to the liquidity facility provider outstanding advances under the liquidity facility made on prior distribution dates.
--------------------------------------------------------------------------------
                                       |
                                       v
--------------------------------------------------------------------------------
     Pay rateably to:

     o the currency swap provider payments under the currency swap relating to interest due on the Class A notes;

     o   the redraw bondholders interest due on the redraw bonds; and

     o the standby redraw facility provider interest due on the standby redraw facility.
--------------------------------------------------------------------------------
                                       |
                                       v
--------------------------------------------------------------------------------
     Pay to Class B noteholders interest due on the Class B notes.
--------------------------------------------------------------------------------
                                       |
                                       v
--------------------------------------------------------------------------------
     Allocate the amount of any unreimbursed principal draws to the Available Principal Amount for distribution.
--------------------------------------------------------------------------------
                                       |
                                       v

--------------------------------------------------------------------------------
     Allocate the amount of any unreimbursed principal charge-offs to the Available Principal Amount for distribution.
--------------------------------------------------------------------------------
                                       |
                                       v
--------------------------------------------------------------------------------
     Pay to the manager its quarterly arranging fee.
--------------------------------------------------------------------------------
                                       |
                                       v
--------------------------------------------------------------------------------
     Distribute any remaining amounts to the income unitholder.
--------------------------------------------------------------------------------
                                       |
                                       v
--------------------------------------------------------------------------------


================================================================================
THE INFORMATION HEREIN IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER OF THE NOTES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND WILL BE SUPERCEDED BY THE DESCRIPTION OF THE POOL OF HOUSING LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NOTES, THE APPLICABLE PROSPECTUS AND ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SUPERCEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE POOL OF HOUSING LOANS PREVIOUSLY PROVIDED BY JPMORGAN. THESE MATERIALS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

COMMONWEALTH BANK OF AUSTRALIA                                          JPMorgan
MEDALLION TRUST SERIES 2003-1G
--------------------------------------------------------------------------------

       DETERMINATION OF AVAILABLE PRINCIPAL AMOUNT ON A DISTRIBUTION DATE

--------------------------------------------------------------------------------
     PRINCIPAL COLLECTIONS
     Amounts received by the issuer trustee during the preceding collection period under the housing loans in respect of principal other than as described below.
--------------------------------------------------------------------------------
                                        +
--------------------------------------------------------------------------------
     MORTGAGE INSURANCE PRINCIPAL PROCEEDS
     Amounts received pursuant to a mortgage insurance policy which the manager determines should be accounted for in respect of a principal loss.
--------------------------------------------------------------------------------
                                        +
--------------------------------------------------------------------------------
     OTHER PRINCIPAL AMOUNT
     Prepayments of principal on the housing loans, amounts rounded down from the preceding distribution date, certain other amounts received by the issuer trustee during the preceding collection period, certain other receipts in the nature of principal, as determined by the manager, received by the preceding determination date and, for the first distribution date, the amount, if any, by which the proceeds of issue of the notes exceeds the consideration for the housing loans acquired by the trust.
--------------------------------------------------------------------------------
                                        +
--------------------------------------------------------------------------------
     PRINCIPAL CHARGE-OFF REIMBURSEMENT
     The amount allocated from the Available Income Amount on that distribution date towards unreimbursed principal charge-offs.
--------------------------------------------------------------------------------
                                        +
--------------------------------------------------------------------------------
     REDRAW BOND AMOUNT
     The proceeds of issue of any redraw bonds during the period ending on and including the preceding determination date and commencing on but excluding the determination date before that.
--------------------------------------------------------------------------------
                                        +
--------------------------------------------------------------------------------
     STANDBY REDRAW FACILITY ADVANCE
     Any advance to be made under the standby redraw facility on the distribution date.
--------------------------------------------------------------------------------
                                        +
--------------------------------------------------------------------------------
     PRINCIPAL DRAW REIMBURSEMENT
     The amount allocated from the Available Income Amount on that distribution date towards unreimbursed principal draws.
--------------------------------------------------------------------------------
                                        =
--------------------------------------------------------------------------------
                           AVAILABLE PRINCIPAL AMOUNT
--------------------------------------------------------------------------------


================================================================================
THE INFORMATION HEREIN IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER OF THE NOTES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND WILL BE SUPERCEDED BY THE DESCRIPTION OF THE POOL OF HOUSING LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NOTES, THE APPLICABLE PROSPECTUS AND ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SUPERCEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE POOL OF HOUSING LOANS PREVIOUSLY PROVIDED BY JPMORGAN. THESE MATERIALS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

COMMONWEALTH BANK OF AUSTRALIA                                          JPMorgan
MEDALLION TRUST SERIES 2003-1G
--------------------------------------------------------------------------------

        DISTRIBUTION OF AVAILABLE PRINCIPAL AMOUNT ON A DISTRIBUTION DATE

--------------------------------------------------------------------------------
     REDRAWS AND FURTHER ADVANCES
     Repay to the sellers rateably any redraws and further advances under the housing loans, other than further advances which cause the related housing loan to be removed from the trust, made by the sellers during or prior to the preceding collection period.
--------------------------------------------------------------------------------
                                       |
                                       v
--------------------------------------------------------------------------------
     PRINCIPAL DRAWS
     Allocate an amount equal to the principal draw for the distribution date to the Available Income Amount.
--------------------------------------------------------------------------------
                                       |
                                       v
--------------------------------------------------------------------------------
     STANDBY REDRAW FACILITY PRINCIPAL
     Repay to the standby redraw facility provider the principal outstanding under the standby redraw facility as reduced by principal charge-offs or increased by reimbursement of principal charge-offs.
--------------------------------------------------------------------------------
                                       |
                                       v
--------------------------------------------------------------------------------
     REDRAW BONDS
     Repay to the redraw bondholders the Stated Amount of the redraw bonds.
--------------------------------------------------------------------------------
                                       |
                                       v
--------------------------------------------------------------------------------
     CLASS A NOTEHOLDERS
     Pay an amount equal to or greater than the Class A notes proportional share of the remaining Available Principal Amount on that distribution date to the currency swap provider in relation to a repayment to the Class A noteholders for the Stated Amount of the Class A notes until the Stated Amount of the Class A notes is reduced to zero.
--------------------------------------------------------------------------------
                                       |
                                       v
--------------------------------------------------------------------------------
     CLASS B NOTEHOLDERS
     Repay to the Class B noteholders the Stated Amount of the Class B notes.
--------------------------------------------------------------------------------
                                       |
                                       v
--------------------------------------------------------------------------------
     CAPITAL UNITHOLDERS
     Distribute any remaining amounts firstly to the Class A Capital unitholder (up to a maximum of amount for all such distributions of A$1,000) and secondly to the Class B Capital unitholder.
--------------------------------------------------------------------------------


================================================================================
THE INFORMATION HEREIN IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER OF THE NOTES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND WILL BE SUPERCEDED BY THE DESCRIPTION OF THE POOL OF HOUSING LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NOTES, THE APPLICABLE PROSPECTUS AND ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SUPERCEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE POOL OF HOUSING LOANS PREVIOUSLY PROVIDED BY JPMORGAN. THESE MATERIALS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

COMMONWEALTH BANK OF AUSTRALIA                                          JPMorgan
MEDALLION TRUST SERIES 2003-1G
--------------------------------------------------------------------------------

                         DELINQUENCY AND LOSS EXPERIENCE

The following table summarizes the delinquency and loss experience of the home loan portfolio serviced by Commonwealth Bank of Australia, including securitised loans. This portfolio includes loans originated by Commonwealth Bank of Australia, Homepath Pty Limited and, from June 30, 2001, the former Colonial State Bank. All assets and liabilities of Colonial State Bank were legally transferred to Commonwealth Bank of Australia on June 4, 2001, as a result of which the assets and liabilities of Colonial State Bank became assets and liabilities of Commonwealth Bank of Australia.

This information is provided by Commonwealth Bank of Australia.

                    ONE-TO-FOUR-FAMILY RESIDENTIAL LOANS SERVICED BY COMMONWEALTH BANK OF AUSTRALIA

                                     JUNE 30       JUNE 30        JUNE 30       JUNE 30       JUNE 30        JUNE 30        JUNE 30
                                     -------       -------        -------       -------       -------        -------        -------
                                        1996          1997           1998          1999          2000           2001           2002
                                        ----          ----           ----          ----          ----           ----           ----
Outstanding Balances ($m)             30,335        35,833         40,429        45,398        52,466         64,771         76,243
Number of Loans                      549,789       624,585        642,919       651,753       655,951        766,054        756,787
% Arrears by Number
30-59 days                             0.60%         0.61%          0.51%         0.40%         0.37%          0.38%          0.40%
60-89 days                             0.29%         0.27%          0.20%         0.15%         0.14%          0.20%          0.15%
90-119 days                            0.18%         0.14%          0.13%         0.08%         0.07%          0.11%          0.09%
120+ days                              0.58%         0.41%          0.36%         0.23%         0.20%          0.35%          0.29%
                                       -----         -----          -----         -----         -----          -----          -----
Total                                  1.65%         1.43%          1.20%         0.86%         0.78%          1.04%          0.93%
                                       -----         -----          -----         -----         -----          -----          -----
% Arrears by Balances
30-59 days                             0.73%         0.74%          0.63%         0.45%         0.40%          0.51%          0.42%
60-89 days                             0.37%         0.36%          0.25%         0.18%         0.16%          0.24%          0.15%
90-119 days                            0.24%         0.19%          0.17%         0.11%         0.08%          0.14%          0.09%
120+ days                              0.81%         0.58%          0.45%         0.29%         0.22%          0.53%          0.36%
                                       -----         -----          -----         -----         -----          -----          -----
Total                                  2.15%         1.87%          1.50%         1.03%         0.86%          1.42%          1.03%
                                       -----         -----          -----         -----         -----          -----          -----
Net Losses ($m)
(excluding securitised loans)            5.1           8.6           10.0           8.8           7.6            6.2            7.5
Net Losses as % of Average
Balances
(excluding securitised loans)         0.018%        0.026%         0.026%        0.021%        0.016%         0.010%         0.010%
                                      ------        ------         ------        ------        ------         ------         ------


The higher delinquency figures as at June 30, 2001 are largely attributable to the inclusion in the portfolio of home loans previously serviced by Colonial State Bank. This is demonstrated by the following table which summarizes the delinquency and loss experience of the home loan portfolio originated by Commonwealth Bank of Australia and Homepath Pty Limited including securitised loans but excluding the home loans previously serviced by Colonial State Bank. After June 5, 2001, all home loans originated by Colonial State Bank have been serviced using Commonwealth Bank's collection and enforcement procedures.


================================================================================
THE INFORMATION HEREIN IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER OF THE NOTES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND WILL BE SUPERCEDED BY THE DESCRIPTION OF THE POOL OF HOUSING LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NOTES, THE APPLICABLE PROSPECTUS AND ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SUPERCEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE POOL OF HOUSING LOANS PREVIOUSLY PROVIDED BY JPMORGAN. THESE MATERIALS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

COMMONWEALTH BANK OF AUSTRALIA                                          JPMorgan
MEDALLION TRUST SERIES 2003-1G
--------------------------------------------------------------------------------

This information is provided by Commonwealth Bank of Australia.


       ONE-TO-FOUR-FAMILY RESIDENTIAL LOANS ORIGINATED BY COMMONWEALTH BANK OF AUSTRALIA AND HOMEPATH PTY LIMITED

                                     JUNE 30       JUNE 30        JUNE 30       JUNE 30       JUNE 30        JUNE 30
                                     -------       -------        -------       -------       -------        -------
                                        1996          1997           1998          1999          2000           2001
                                        ----          ----           ----          ----          ----           ----
Outstanding Balances ($m)             30,335        35,833         40,429        45,398        52,466         54,524
Number of Loans                      549,789       624,585        642,919       651,753       655,951        676,936
% Arrears by Number
30-59 days                             0.60%         0.61%          0.51%         0.40%         0.37%          0.27%
60-89 days                             0.29%         0.27%          0.20%         0.15%         0.14%          0.13%
90-119 days                            0.18%         0.14%          0.13%         0.08%         0.07%          0.07%
120+ days                              0.58%         0.41%          0.36%         0.23%         0.20%          0.22%
                                       -----         -----          -----         -----         -----          -----
Total                                  1.65%         1.43%          1.20%         0.86%         0.78%          0.69%
                                       -----         -----          -----         -----         -----          -----
% Arrears by Balances
30-59 days                             0.73%         0.74%          0.63%         0.45%         0.40%          0.33%
60-89 days                             0.37%         0.36%          0.25%         0.18%         0.16%          0.14%
90-119 days                            0.24%         0.19%          0.17%         0.11%         0.08%          0.08%
120+ days                              0.81%         0.58%          0.45%         0.29%         0.22%          0.28%
                                       -----         -----          -----         -----         -----          -----
Total                                  2.15%         1.87%          1.50%         1.03%         0.86%          0.83%
                                       -----         -----          -----         -----         -----          -----
Net Losses ($m)
(excluding securitised loans)            5.1           8.6           10.0           8.8           7.6            4.6
Net Losses as % of Average
Balances
(excluding securitised loans)         0.018%        0.026%         0.026%        0.021%        0.016%         0.010%
                                      ------        ------         ------        ------        ------         ------

* Separate loss data for loans originated by Commonwealth Bank of Australia is not available after 30 June 2001. There have been no losses for Homepath Pty Limited Loans.


The housing loan pool does not include any loans originated by the former Colonial State Bank.


================================================================================
THE INFORMATION HEREIN IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER OF THE NOTES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND WILL BE SUPERCEDED BY THE DESCRIPTION OF THE POOL OF HOUSING LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NOTES, THE APPLICABLE PROSPECTUS AND ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SUPERCEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE POOL OF HOUSING LOANS PREVIOUSLY PROVIDED BY JPMORGAN. THESE MATERIALS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

COMMONWEALTH BANK OF AUSTRALIA                                          JPMorgan
MEDALLION TRUST SERIES 2003-1G
--------------------------------------------------------------------------------

                              THE HOUSING LOAN POOL

         The housing loan pool will consist of fixed rate and variable rate residential housing loans secured by mortgages on owner occupied and non-owner occupied one-to-four family residential properties. The housing loans will have terms to stated maturity as of the cut-off date of no more than 30 years. Commonwealth Bank of Australia expects the pool of housing loans to have characteristics similar to the following:


     SELECTED HOUSING LOAN POOL DATA AS OF THE COMMENCEMENT OF BUSINESS ON
                               FEBRUARY 26, 2003

    Number of Housing Loans                                            12,865

    Housing Loan Pool Size                                    A$1,730,271,799

    Average Housing Loan Balance                                    A$134,495

    Maximum Housing Loan Balance                                    A$732,854

    Minimum Housing Loan Balance                                     A$50,007

    Total Valuation of the Properties                         A$2,874,635,071

    Maximum Remaining Term to Maturity in Months                          353

    Maximum Current Loan-to-Value Ratio                                94.59%

    Weighted Average Seasoning in Months                                   15

    Weighted Average Remaining Term to Maturity in Months                 307

    Weighted Original Loan-to-Value Ratio                              72.98%

    Weighted Current Loan-to-Value Ratio                               68.69%


         The original loan-to-value ratio of a housing loan is calculated by comparing the initial principal amount of the housing loan to the valuation of the property that is currently securing the housing loan at the time the housing loan was originated unless the property has been revalued in the limited circumstances described below. There will be no revaluation of the properties specifically for the purposes of the issue of the notes. Revaluations are only conducted in circumstances where a borrower under a housing loan seeks additional funding, or seeks to partially discharge an existing security, or where a borrower is in default and Commonwealth Bank of Australia or Homepath Pty Limited is considering enforcement action. Thus, if collateral has been released from the mortgage securing a housing loan or if the property securing the housing loan has reduced in value, the original loan-to-value ratio at the cut-off date may not reflect the loan-to-value ratio at the origination of that housing loan.

         Before the issuance of the notes, housing loans may be added to or removed from the housing loan pool. This addition or removal of housing loans may result in changes in the housing loan pool characteristics shown in the preceding table and could affect the weighted average lives and yields of the notes. Neither Commonwealth Bank of Australia nor Homepath Pty Limited will add or remove any housing loans prior to the closing date if this would result in a change of more than 5% in any of the characteristics of the pool of housing loans described in the above table, unless revised computational materials are delivered to prospective investors.

         Each seller will select housing loans from its pool of eligible loans based on its selection criteria.


================================================================================
THE INFORMATION HEREIN IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER OF THE NOTES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND WILL BE SUPERCEDED BY THE DESCRIPTION OF THE POOL OF HOUSING LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NOTES, THE APPLICABLE PROSPECTUS AND ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SUPERCEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE POOL OF HOUSING LOANS PREVIOUSLY PROVIDED BY JPMORGAN. THESE MATERIALS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

COMMONWEALTH BANK OF AUSTRALIA                                          JPMorgan
MEDALLION TRUST SERIES 2003-1G
--------------------------------------------------------------------------------


                            HOUSING LOAN INFORMATION


                           POOL PROFILE BY ORIGINATOR

------------------------------------ ------------- ----------------- --------------- --------------- --------------- ---------------
                                                                                                                        WEIGHTED
                                                                                        WEIGHTED        WEIGHTED        AVERAGE
                                                                                        AVERAGE         AVERAGE         TERM TO
                                                      TOTAL LOAN          % BY       INTEREST RATE      CURRENT         MATURITY
ORIGINATOR                           NO. OF LOANS    BALANCE (A$)     LOAN BALANCE        (%)           LTV (%)       (IN MONTHS)
------------------------------------ ------------- ----------------- --------------- --------------- --------------- ---------------
Commonwealth Bank                        12,227       1,621,788,877         93.73         6.28           68.74            308
Homepath                                    638         108,482,921          6.27         5.65           67.97            301
------------------------------------ ------------- ----------------- --------------- --------------- --------------- ---------------
TOTAL                                    12,865       1,730,271,799        100.00
------------------------------------ ------------- ----------------- --------------- --------------- --------------- ---------------


                                            YEAR OF ORIGINATION (QUARTERLY)

-------------------- ----------------- ------------------- ----------------- ------------------ ------------------ ----------------
                                                                                 WEIGHTED            AVERAGE             % BY
                         NO. OF          TOTAL SECURITY       TOTAL LOAN          AVERAGE             LOAN               LOAN
YEAR OF ORIGINATION     ACCOUNTS        VALUATIONS (A$)      BALANCE (A$)         LTV (%)         BALANCE (A$)          BALANCE
-------------------- ----------------- ------------------- ----------------- ------------------ ------------------ ----------------
2000 Q2                      282             65,426,142        34,921,799          60.88              123,836             2.02
2000 Q3                      172             41,676,026        22,887,358          62.20              133,066             1.32
2000 Q4                      312             75,025,719        39,980,551          59.99              128,143             2.31
2001 Q1                      431             98,979,821        54,264,046          62.75              125,903             3.14
2001 Q2                    1,712            383,337,690       222,985,542          66.44              130,249            12.89
2001 Q3                    3,634            786,764,905       476,679,174          69.25              131,172            27.55
2001 Q4                    3,309            722,123,260       459,238,431          71.92              138,785            26.54
2002 Q1                    2,006            453,380,129       283,443,316          70.85              141,298            16.38
2002 Q2                      999            246,527,429       135,177,301          63.13              135,313             7.81
2002 Q3                        8              1,393,950           694,282          53.22               86,785             0.04
-------------------- ----------------- ------------------- ----------------- ------------------ ------------------ ----------------
TOTAL                     12,865          2,874,635,071     1,730,271,799                             134,495           100.00
-------------------- ----------------- ------------------- ----------------- ------------------ ------------------ ----------------

================================================================================
THE INFORMATION HEREIN IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER OF THE NOTES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND WILL BE SUPERCEDED BY THE DESCRIPTION OF THE POOL OF HOUSING LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NOTES, THE APPLICABLE PROSPECTUS AND ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SUPERCEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE POOL OF HOUSING LOANS PREVIOUSLY PROVIDED BY JPMORGAN. THESE MATERIALS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

COMMONWEALTH BANK OF AUSTRALIA                                          JPMorgan
MEDALLION TRUST SERIES 2003-1G
--------------------------------------------------------------------------------

                                      POOL PROFILE BY GEOGRAPHIC DISTRIBUTION(1)

-------------------------------- ------------ ------------------- ------------------ -------------- ---------------- ---------------
                                                                                       WEIGHTED                           % BY
                                   NO. OF       TOTAL SECURITY       TOTAL LOAN         AVERAGE      AVERAGE LOAN         LOAN
REGION                            ACCOUNTS     VALUATIONS (A$)      BALANCE (A$)        LTV (%)      BALANCE (A$)        BALANCE
-------------------------------- ------------ ------------------- ------------------ -------------- ---------------- ---------------
AUSTRALIAN CAPITAL TERRITORY
Metro                                 263          57,684,800          37,218,964         72.56          141,517            2.15
NEW SOUTH WALES
Metro                               2,032         711,819,316         393,208,224         64.21          193,508           22.73
Other                               1,811         360,505,448         221,937,382         70.50          122,550           12.83
NORTHERN TERRITORY
Metro                                  50          12,548,550           7,427,793         68.41          148,556            0.43
Other                                  25           4,790,000           3,234,808         76.99          129,392            0.19
QUEENSLAND
Metro                               1,391         269,105,901         172,597,445         71.94          124,082            9.98
Non-Metro - Gold Coast                332          66,846,332          41,198,023         69.82          124,090            2.38
Non-Metro - Sunshine                  205          38,885,100          23,686,508         69.29          115,544            1.37
Non-Metro - Other                     778         113,653,363          79,726,082         76.44          102,476            4.61
SOUTH AUSTRALIA
Metro                                 531          97,605,164          58,468,312         68.07          110,110            3.38
Other                                 125          17,964,447          11,663,883         72.02           93,311            0.67
VICTORIA
Metro                               2,992         694,228,749         404,790,741         66.48          135,291           23.39
Other                                 643          96,330,040          63,723,852         73.06           99,104            3.68
WESTERN AUSTRALIA
Metro                               1,519         303,252,061         191,899,307         71.24          126,333           11.09
Other                                 168          29,415,800          19,490,474         72.78          116,015            1.13
-------------------------------- ------------ ------------------- ------------------ -------------- ---------------- ---------------
TOTAL                              12,865       2,874,635,071       1,730,271,799                        134,495          100.00
-------------------------------- ------------ ------------------- ------------------ -------------- ---------------- ---------------

(1) Geographic distributions are split by State or Territory and by metropolitan (metro) or country (other). Metro areas comprise the city and surrounding suburbs of the capital city of each State or Territory and Other comprise all other areas.


================================================================================
THE INFORMATION HEREIN IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER OF THE NOTES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND WILL BE SUPERCEDED BY THE DESCRIPTION OF THE POOL OF HOUSING LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NOTES, THE APPLICABLE PROSPECTUS AND ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SUPERCEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE POOL OF HOUSING LOANS PREVIOUSLY PROVIDED BY JPMORGAN. THESE MATERIALS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

COMMONWEALTH BANK OF AUSTRALIA                                          JPMorgan
MEDALLION TRUST SERIES 2003-1G
--------------------------------------------------------------------------------

                                          POOL PROFILE BY BALANCE OUTSTANDING

-------------------------- ------------ ------------------- ----------------- ------------------ ------------------ --------------
                                                                                  WEIGHTED                               % BY
                             NO. OF       TOTAL SECURITY       TOTAL LOAN          AVERAGE         AVERAGE LOAN          LOAN
CURRENT LOAN BALANCE (A$)   ACCOUNTS     VALUATIONS (A$)      BALANCE (A$)         LTV (%)         BALANCE (A$)        BALANCE
-------------------------- ------------ ------------------- ----------------- ------------------ ------------------ --------------
0.01 to 50,000                     -                   -                   -             -                  -                -
50,001 to 100,000              4,634         723,345,489         354,388,288         58.19             76,476            20.48
100,001 to 150,000             4,247         849,245,475         527,489,932         70.21            124,203            30.49
150,001 to 200,000             2,262         587,048,662         389,052,959         73.09            171,995            22.49
200,001 to 250,000               959         324,022,179         212,856,620         73.11            221,957            12.30
250,001 to 300,000               406         175,509,512         110,784,463         70.39            272,868             6.40
300,001 to 350,000               164          87,300,450          52,904,285         67.80            322,587             3.06
350,001 to 400,000                87          50,331,100          32,431,351         70.63            372,774             1.87
400,001 to 450,000                52          32,486,500          22,062,256         73.06            424,274             1.28
450,001 to 500,000                29          19,529,500          13,734,413         74.81            473,600             0.79
500,001 to 550,000                11          10,123,000           5,777,164         61.56            525,197             0.33
550,001 to 600,000                 6           6,225,000           3,412,329         59.77            568,721             0.20
600,001 to 650,000                 3           3,382,000           1,866,410         60.28            622,137             0.11
650,001 to 700,000                 2           2,066,204           1,357,594         66.97            678,797             0.08
700,001 to 750,000                 3           4,020,000           2,153,735         58.88            717,912             0.12
-------------------------- ------------ ------------------- ----------------- ------------------ ------------------ --------------
TOTAL                         12,865       2,874,635,071       1,730,271,799                          134,495           100.00
-------------------------- ------------ ------------------- ----------------- ------------------ ------------------ --------------


                                    POOL PROFILE BY LOAN TO VALUE TO RATIO (LTV)

------------------------ -------------- ------------------- ----------------- ------------------ ------------------ --------------
                                                                                  WEIGHTED                              % BY
                            NO. OF        TOTAL SECURITY       TOTAL LOAN          AVERAGE         AVERAGE LOAN         LOAN
CURRENT LTV (%)            ACCOUNTS      VALUATIONS (A$)      BALANCE (A$)         LTV (%)         BALANCE (A$)        BALANCE
------------------------ -------------- ------------------- ----------------- ------------------ ------------------ --------------
5.01 - 10.00                      -                    -                   -              -                  -                 -
10.01 - 15.00                     -                    -                   -              -                  -                 -
15.01 - 20.00                     4            1,630,000             303,506          18.67             75,877              0.02
20.01 - 25.00                    19            6,381,000           1,510,958          23.77             79,524              0.09
25.01 - 30.00                   715          247,311,674          68,371,016          27.72             95,624              3.95
30.01 - 35.00                   928          300,213,023          97,867,275          32.66            105,460              5.66
35.01 - 40.00                   928          281,127,265         106,696,671          38.00            114,975              6.17
40.01 - 45.00                   564          162,806,742          68,842,478          42.34            122,061              3.98
45.01 - 50.00                   603          171,102,143          81,276,576          47.54            134,787              4.70
50.01 - 55.00                   515          134,978,416          70,284,101          52.11            136,474              4.06
55.01 - 60.00                   603          143,271,782          82,423,177          57.56            136,689              4.76
60.01 - 65.00                   593          130,704,738          81,131,339          62.11            136,815              4.69
65.01 - 70.00                   652          136,185,030          91,896,365          67.51            140,945              5.31
70.01 - 75.00                   637          120,910,689          87,551,304          72.44            137,443              5.06
75.01 - 80.00                   821          154,513,898         119,958,550          77.66            146,113              6.93
80.01 - 85.00                 1,317          224,375,245         185,732,602          82.80            141,027             10.73
85.01 - 90.00                 2,451          421,683,556         369,344,949          87.60            150,692             21.35
90.01 - 95.00                 1,515          237,439,870         217,080,931          91.44            143,288             12.55
------------------------ -------------- ------------------- ----------------- ------------------ ------------------ --------------
TOTAL                        12,865        2,874,635,071       1,730,271,799                           134,495           100.00%
------------------------ -------------- ------------------- ----------------- ------------------ ------------------ --------------


================================================================================
THE INFORMATION HEREIN IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER OF THE NOTES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND WILL BE SUPERCEDED BY THE DESCRIPTION OF THE POOL OF HOUSING LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NOTES, THE APPLICABLE PROSPECTUS AND ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SUPERCEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE POOL OF HOUSING LOANS PREVIOUSLY PROVIDED BY JPMORGAN. THESE MATERIALS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

COMMONWEALTH BANK OF AUSTRALIA                                          JPMorgan
MEDALLION TRUST SERIES 2003-1G
--------------------------------------------------------------------------------

                                            POOL PROFILE BY YEAR OF MATURITY

----------------- ------------------ ------------------- ----------------- ------------------ ------------------ ----------------
                                                                               WEIGHTED                              % BY
                       NO. OF          TOTAL SECURITY       TOTAL LOAN          AVERAGE         AVERAGE LOAN         LOAN
MATURITY YEAR         ACCOUNTS        VALUATIONS (A$)      BALANCE (A$)         LTV (%)         BALANCE (A$)        BALANCE
----------------- ------------------ ------------------- ----------------- ------------------ ------------------ ----------------
2003                              1             340,000           133,118              39.15            133,118             0.01
2004                              1             655,000           225,000              34.35            225,000             0.01
2005                              1             200,000           113,249              56.62            113,249             0.01
2006                              8           2,072,000           859,845              43.95            107,481             0.05
2007                              4             897,500           341,562              42.01             85,391             0.02
2008                             12           2,965,900         1,020,400              36.64             85,033             0.06
2009                             12           2,079,500           886,999              46.67             73,917             0.05
2010                             18           3,483,500         1,375,711              42.80             76,428             0.08
2011                            119          26,906,782        10,327,544              42.72             86,786             0.60
2012                             83          17,822,700         6,930,239              43.46             83,497             0.40
2013                             53           9,844,500         4,668,926              54.21             88,093             0.27
2014                             54          10,569,450         5,115,343              54.14             94,729             0.30
2015                             81          18,117,200         8,355,451              51.71            103,154             0.48
2016                            340          72,130,321        33,041,086              52.95             97,180             1.91
2017                            207          47,219,841        21,545,593              51.43            104,085             1.25
2018                            107          21,925,700        11,376,797              58.71            106,325             0.66
2019                            120          30,608,500        14,579,935              55.21            121,499             0.84
2020                            188          43,341,225        20,943,339              55.52            111,401             1.21
2021                            661         154,402,142        75,275,249              55.69            113,881             4.35
2022                            479         111,300,533        57,104,386              59.09            119,216             3.30
2023                            156          34,756,566        19,033,496              62.83            122,010             1.10
2024                            204          42,504,803        24,397,992              64.68            119,598             1.41
2025                            246          58,234,715        31,724,422              61.67            128,961             1.83
2026                          1,085         261,355,763       147,485,180              65.07            135,931             8.52
2027                            678         165,998,045        95,306,596              65.47            140,570             5.51
2028                            164          34,782,300        20,689,007              66.25            126,152             1.20
2029                            215          47,080,699        28,110,346              67.05            130,746             1.62
2030                            530         115,602,867        68,614,245              67.40            129,461             3.97
2031                          4,590         979,297,018       642,809,191              73.28            140,046            37.15
2032                          2,448         558,140,001       377,881,553              74.98            154,363            21.84
----------------- ------------------ ------------------- ----------------- ------------------ ------------------ ----------------
TOTAL                        12,865       2,874,635,071     1,730,271,799                               134,495           100.00
----------------- ------------------ ------------------- ----------------- ------------------ ------------------ ----------------


================================================================================
THE INFORMATION HEREIN IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER OF THE NOTES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND WILL BE SUPERCEDED BY THE DESCRIPTION OF THE POOL OF HOUSING LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NOTES, THE APPLICABLE PROSPECTUS AND ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SUPERCEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE POOL OF HOUSING LOANS PREVIOUSLY PROVIDED BY JPMORGAN. THESE MATERIALS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

COMMONWEALTH BANK OF AUSTRALIA                                          JPMorgan
MEDALLION TRUST SERIES 2003-1G
--------------------------------------------------------------------------------

                                        POOL PROFILE BY PROPERTY OWNERSHIP TYPE

----------------------- ------------ ------------------- ----------------- ------------------ ------------------ ------------------
                                                                               WEIGHTED                                % BY
                          NO. OF       TOTAL SECURITY       TOTAL LOAN          AVERAGE         AVERAGE LOAN           LOAN
LOAN PURPOSE             ACCOUNTS     VALUATIONS (A$)      BALANCE (A$)         LTV (%)         BALANCE (A$)          BALANCE
----------------------- ------------ ------------------- ----------------- ------------------ ------------------ ------------------
Owner Occupied               10,894     2,273,469,688       1,418,195,046          70.78            130,181             81.96
Investment                    1,971       601,165,383         312,076,753          59.23            158,334             18.04
----------------------- ------------ ------------------- ----------------- ------------------ ------------------ ------------------
TOTAL                        12,865     2,874,635,071       1,730,271,799                           134,495            100.00
----------------------- ------------ ------------------- ----------------- ------------------ ------------------ ------------------


                                           POOL PROFILE BY AMORTIZATION

----------------------- ------------ ------------------- ----------------- ------------------ ------------------ ------------------
                                                                               WEIGHTED                                % BY
                          NO. OF       TOTAL SECURITY       TOTAL LOAN          AVERAGE         AVERAGE LOAN           LOAN
PAYMENT TYPE             ACCOUNTS     VALUATIONS (A$)      BALANCE (A$)         LTV (%)         BALANCE (A$)          BALANCE
----------------------- ------------ ------------------- ----------------- ------------------ ------------------ ------------------
Principal and Interest       12,354       2,682,270,588     1,631,108,514          69.32            132,031              94.27
Interest Only                   511         192,364,483        99,163,285          58.32            194,057               5.73
----------------------- ------------ ------------------- ----------------- ------------------ ------------------ ------------------
TOTAL                        12,865       2,874,635,071     1,730,271,799                           134,495             100.00
----------------------- ------------ ------------------- ----------------- ------------------ ------------------ ------------------


                                             MORTGAGE INSURER DISTRIBUTION

------------------- ---------------- ------------------- ------------------ ------------------ ----------------- ------------------
                                                                                WEIGHTED                               % BY
                        NO. OF         TOTAL SECURITY       TOTAL LOAN           AVERAGE         AVERAGE LOAN          LOAN
MORTGAGE INSURER       ACCOUNTS       VALUATIONS (A$)      BALANCE (A$)          LTV (%)         BALANCE (A$)         BALANCE
------------------- ---------------- ------------------- ------------------ ------------------ ----------------- ------------------
PMI                         6,521         1,776,763,346        823,990,434           51.35           126,360              47.62
GEMI (LMI)                    184            30,918,000         24,114,345           80.48           131,056               1.39
GEMICO (LMI)                6,160         1,066,953,725        882,167,019           84.57           143,209              50.98
------------------- ---------------- ------------------- ------------------ ------------------ ----------------- ------------------
TOTAL                      12,865         2,874,635,071      1,730,271,799                           134,495             100.00
------------------- ---------------- ------------------- ------------------ ------------------ ----------------- ------------------


================================================================================
THE INFORMATION HEREIN IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER OF THE NOTES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND WILL BE SUPERCEDED BY THE DESCRIPTION OF THE POOL OF HOUSING LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NOTES, THE APPLICABLE PROSPECTUS AND ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SUPERCEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE POOL OF HOUSING LOANS PREVIOUSLY PROVIDED BY JPMORGAN. THESE MATERIALS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

COMMONWEALTH BANK OF AUSTRALIA                                          JPMorgan
MEDALLION TRUST SERIES 2003-1G
--------------------------------------------------------------------------------

                                                POOL PROFILE BY PRODUCT

------------------ ------------------ ------------------- ----------------- ------------------ ------------------ -----------------
                                                                                WEIGHTED                               % BY
                        NO. OF          TOTAL SECURITY       TOTAL LOAN          AVERAGE         AVERAGE LOAN          LOAN
LOAN TYPE              ACCOUNTS        VALUATIONS (A$)      BALANCE (A$)         LTV (%)         BALANCE (A$)         BALANCE
------------------ ------------------ ------------------- ----------------- ------------------ ------------------ -----------------
Variable Rate                  7,030       1,567,922,971       948,604,623              68.85            134,937             54.82
Fixed - 1 Year                   636         139,558,041        88,530,582              72.03            139,199              5.12
Fixed - 2 Year                   338          70,847,514        42,626,879              69.47            126,115              2.46
Fixed - 3 Year                 1,864         442,817,840       251,651,251              65.91            135,006             14.54
Fixed - 4 Year                   137          27,918,351        16,421,677              66.90            119,866              0.95
Fixed - 5 Year                   703         159,600,284        89,838,732              65.01            127,793              5.19
Economiser & Rate              2,157         465,970,070       292,598,055              70.68            135,650             16.91
Saver
------------------ ------------------ ------------------- ----------------- ------------------ ------------------ -----------------
TOTAL                         12,865       2,874,635,071     1,730,271,799                               134,495            100.00
------------------ ------------------ ------------------- ----------------- ------------------ ------------------ -----------------


                                       DISTRIBUTION BY CURRENT INTEREST RATES

---------------------- -------------- ------------------- ----------------- ------------------ ------------------ -----------------
                                                                                WEIGHTED                               % BY
                          NO. OF        TOTAL SECURITY       TOTAL LOAN          AVERAGE         AVERAGE LOAN          LOAN
CURRENT RATE (%)         ACCOUNTS      VALUATIONS (A$)      BALANCE (A$)         LTV (%)         BALANCE (A$)         BALANCE
---------------------- -------------- ------------------- ----------------- ------------------ ------------------ -----------------
3.01 - 3.50                        1             265,000            87,250              32.92             87,250              0.01
3.51 - 4.00                        -                   -                 -                  -                  -                 -
4.01 - 4.50                        -                   -                 -                  -                  -                 -
4.51 - 5.00                      191          43,801,450        33,380,649              81.23            174,768              1.93
5.01 - 5.50                      334          85,352,531        48,793,283              65.99            146,088              2.82
5.51 - 6.00                    2,557         626,079,611       388,600,306              69.73            151,975             22.46
6.01 - 6.50                    3,576         847,978,071       494,927,459              67.03            138,403             28.60
6.51 - 7.00                    5,951       1,217,548,420       733,619,638              69.02            123,277             42.40
7.01 - 7.50                      122          24,824,940        14,704,775              67.38            120,531              0.85
7.51 - 8.00                      130          28,081,048        15,827,787              63.77            121,752              0.91
8.01 - 8.50                        3             704,000           330,651              49.78            110,217              0.02
---------------------- -------------- ------------------- ----------------- ------------------ ------------------ -----------------
TOTAL                         12,865       2,874,635,071     1,730,271,799                               134,495            100.00
---------------------- -------------- ------------------- ----------------- ------------------ ------------------ -----------------


================================================================================
THE INFORMATION HEREIN IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER OF THE NOTES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND WILL BE SUPERCEDED BY THE DESCRIPTION OF THE POOL OF HOUSING LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NOTES, THE APPLICABLE PROSPECTUS AND ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SUPERCEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE POOL OF HOUSING LOANS PREVIOUSLY PROVIDED BY JPMORGAN. THESE MATERIALS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

COMMONWEALTH BANK OF AUSTRALIA                                          JPMorgan
MEDALLION TRUST SERIES 2003-1G
--------------------------------------------------------------------------------

                        PREPAYMENT MODEL AND ASSUMPTIONS

         The following tables are based upon the assumptions in the following paragraph, and not upon the actual characteristics of the housing loans. Any discrepancies between characteristics of the actual housing loans and the assumed housing loans may have an effect upon the percentages of the principal balances outstanding and weighted average lives of the notes set forth in the tables. Furthermore, since these discrepancies exist, principal payments on the notes may be made earlier or later than the tables indicate.


     For the purpose of the following tables, it is assumed that:

     o    the housing loan pool consists of fully-amortizing housing loans;

     o    the cut-off date is the commencement of business March 6, 2003;

     o    closing date for the notes is March 20, 2003;

     o payments on the notes are made on each distribution date, regardless of the day on which payment actually occurs, commencing in June 2003;

     o the housing loans' prepayment rates are equal to the respective percentages of constant prepayment rate indicated in the tables;

     o the scheduled monthly payments of principal and interest on the housing loans will be timely delivered on the first day of each month commencing in March 2003;

     o there are no redraws, substitutions or payment holidays with respect to the housing loans;

     o all prepayments are prepayments in full received on the last day of each month and include 30 days' interest on the prepayment, commencing in March 2003;

     o principal collections are distributed according to the rules of distribution set forth in these computational materials;

     o    all payments under the swaps are made as scheduled; and

     o the manager does not direct the issuer trustee to exercise its right of optional redemption of the notes, except with respect to the line titled "Weighted Average Life - to Call (yrs)".

The tables indicate the projected weighted average life of the notes and set forth the percentage of the initial aggregate principal balance of the notes that is projected to be outstanding after each of the payment dates shown at specified constant prepayment rate percentages. The tables also assume that (i) the housing loans have an aggregate principal balance of A$ as of the cut-off date, and (ii) the housing loans have been aggregated into six hypothetical pools with all of the housing loans within each such pool having the characteristics described below:

                                                    WEIGHTED AVERAGE REMAINING
 CURRENT BALANCE (A$)   WEIGHTED AVERAGE RATE (%)   TERM TO MATURITY (IN MONTHS)
 --------------------   -------------------------   ----------------------------
   22,762,807.71                  6.314                          97
   73,376,804.10                  6.304                         160
   180,363,454.88                 6.279                         220
   318,221,396.26                 6.227                         280
   136,459,297.63                 6.393                         325
   999,088,038.11                 6.205                         345


         It is not likely that the housing loans will pay at any assumed constant prepayment rate to maturity or that all housing loans will prepay at the same rate. In addition, the diverse remaining terms to maturity of the housing loans could produce slower or faster distributions of principal than indicated in the tables at the assumed constant prepayment rate specified, even if the weighted average remaining term to maturity of the housing loans is the same as the weighted average remaining term to maturity of the assumptions described in this section. You are urged to make your investment decisions on a basis that includes your determination as to anticipated prepayment rates under a variety of the assumptions discussed in these computational materials as well as other relevant assumptions.


================================================================================
THE INFORMATION HEREIN IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER OF THE NOTES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND WILL BE SUPERCEDED BY THE DESCRIPTION OF THE POOL OF HOUSING LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NOTES, THE APPLICABLE PROSPECTUS AND ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SUPERCEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE POOL OF HOUSING LOANS PREVIOUSLY PROVIDED BY JPMORGAN. THESE MATERIALS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

COMMONWEALTH BANK OF AUSTRALIA                                          JPMorgan
MEDALLION TRUST SERIES 2003-1G
--------------------------------------------------------------------------------

     In the following tables, the percentages have been rounded to the nearest whole number and the weighted average life of a class of notes is determined by the following three-step process:

     o multiplying the amount of each payment of principal thereof by the number of months from the date of issuance to the related payment date,

     o    summing the results, and

     o dividing the sum by the aggregate distributions of principal referred to in the first clause above, expressing the result in years, and rounding to two decimal places.

The source of the information in the following table is Commonwealth Bank.


                             PERCENT OF INITIAL PRINCIPAL OUTSTANDING AT THE FOLLOWING PERCENTAGES OF
                                                     CONSTANT PREPAYMENT RATE
--------------------------- ---------- ----------- ---------- -----------|-----------|----------- ---------- ----------- ----------
DATE                            0%         15%         20%        23%    |    25%    |    27%         30%        35%         45%
--------------------------- ---------- ----------- ---------- -----------|-----------|----------- ---------- ----------- ----------
Initial Percent                 100        100        100         100    |    100    |    100         100        100         100
March 21, 2004                   98         83         78          75    |     73    |     71          68         63          53
March 21, 2005                   96         69         61          56    |     53    |     51          46         40          28
March 21, 2006                   94         57         47          42    |     39    |     36          32         25          15
March 21, 2007                   92         47         37          32    |     29    |     26          22         16           8
March 21, 2008                   89         39         29          24    |     21    |     18          15         10           4
March 21, 2009                   87         32         22          18    |     15    |     13          10          6           2
March 21, 2010                   84         27         17          13    |     11    |      9           7          4           1
March 21, 2011                   81         22         13          10    |      8    |      6           4          2           *
March 21, 2012                   78         18         10           7    |      6    |      4           3          1           0
March 21, 2013                   75         15          8           5    |      4    |      3           2          1           0
March 21, 2014                   72         12          6           4    |      3    |      2           1          *           0
March 21, 2015                   69         10          4           3    |      2    |      1           1          *           0
March 21, 2016                   65          8          3           2    |      1    |      1           *          0           0
March 21, 2017                   61          6          2           1    |      1    |      1           *          0           0
March 21, 2018                   58          5          2           1    |      1    |      *           *          0           0
March 21, 2019                   54          4          1           1    |      *    |      *           0          0           0
March 21, 2020                   49          3          1           *    |      *    |      *           0          0           0
March 21, 2021                   45          2          1           *    |      *    |      0           0          0           0
March 21, 2022                   41          2          *           *    |      *    |      0           0          0           0
March 21, 2023                   37          1          *           *    |      0    |      0           0          0           0
March 21, 2024                   33          1          *           *    |      0    |      0           0          0           0
March 21, 2025                   28          1          *           0    |      0    |      0           0          0           0
March 21, 2026                   23          *          *           0    |      0    |      0           0          0           0
March 21, 2027                   19          *          *           0    |      0    |      0           0          0           0
March 21, 2028                   16          *          0           0    |      0    |      0           0          0           0
March 21, 2029                   12          *          0           0    |      0    |      0           0          0           0
March 21, 2030                    7          *          0           0    |      0    |      0           0          0           0
March 21, 2031                    3          *          0           0    |      0    |      0           0          0           0
March 21, 2032                    0          0          0           0    |      0    |      0           0          0           0
                                                                         |           |
Weighted Average Life - to    16.29       5.25       4.07        3.56    |   3.27    |   3.03        2.71       2.28        1.70
Maturity (yrs.)                                                          |           |
Weighted Average Life - to    16.18       4.86       3.73        3.28    |   3.00    |   2.78        2.49       2.10        1.56
Call (yrs.)                                                              |           |
--------------------------- ---------- ----------- ---------- -----------|-----------|----------- ---------- ----------- ----------

*Representing amounts greater than zero and less than 0.50% of the initial bond balance.


================================================================================
THE INFORMATION HEREIN IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER OF THE NOTES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND WILL BE SUPERCEDED BY THE DESCRIPTION OF THE POOL OF HOUSING LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NOTES, THE APPLICABLE PROSPECTUS AND ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SUPERCEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE POOL OF HOUSING LOANS PREVIOUSLY PROVIDED BY JPMORGAN. THESE MATERIALS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.